UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

DELTA PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

370 17th Street

Suite 4300

Denver, Colorado 80202

Registrant’s telephone number, including area code: (303) 293-9133

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2012, Delta Petroleum Corporation (“Delta”) entered into a Consulting Agreement (the “KN Consulting Agreement”) with KN Consulting, Inc. (“KN Consulting”) pursuant to which KN Consulting agreed to provide certain consulting services to Delta, including providing advice and other services related to all financial aspects of Delta, reviewing and making recommendations and providing other services related to Delta’s filings with the Securities and Exchange Commission, and such other activities and work products as may be requested by the officers and directors of Delta. KN Consulting will provide the consulting services through Kevin K. Nanke, Delta’s former Chief Financial Officer. In consideration of KN Consulting’s consulting services, Delta agreed to pay KN Consulting $12,500 per month for 80 hours of work during the month and $550 per hour for each additional hour exceeding 80 hours per month, with KN Consulting’s total compensation not to exceed $25,000 per month. The KN Consulting Agreement has an effective date of August 3, 2012 and terminates on August 31, 2012.

On August 7, 2012, Delta entered into a Consulting Agreement (the “Freedman Consulting Agreement”) with Stanley F. Freedman, Delta’s former Executive Vice President and General Counsel, pursuant to which Mr. Freedman agreed to provide certain consulting services to Delta, including providing advice and other services related to all legal aspects of Delta, reviewing and making recommendations and providing other services related to Delta’s filings with the Securities and Exchange Commission, and such other activities and work products as may be requested by the officers and directors of Delta. In consideration of Mr. Freedman’s consulting services, Delta agreed to pay Mr. Freedman $12,500 per month for 80 hours of work during the month and $550 per hour for each additional hour exceeding 80 hours per month, with Mr. Freedman’s total compensation not to exceed $25,000 per month. The Freedman Consulting Agreement has an effective date of July 1, 2012 and terminates on August 31, 2012.

The foregoing descriptions of the KN Consulting Agreement and the Freedman Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the KN Consulting Agreement and the Freedman Consulting Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement by and between Delta Petroleum Corporation and KN Consulting, Inc., dated August 2, 2012.

10.2	Consulting Agreement by and between Delta Petroleum Corporation and Stanley F. Freedman, dated August 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2012

Delta Petroleum Corporation

By:	/s/ Carl Lakey
Carl Lakey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement by and between Delta Petroleum Corporation and KN Consulting, Inc., dated August 2, 2012.

10.2	Consulting Agreement by and between Delta Petroleum Corporation and Stanley F. Freedman, dated August 7, 2012.